UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2014 (January 10, 2014)

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NCR CORPORATION
(Exact Name of Registrant as Specified in Charter)

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Maryland	001-00395	31-0387920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia, 30096
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (937) 445-5000
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

NCR Corporation (“NCR” or the “Company”) is filing this amendment no. 1 (“Amendment No. 1”) to supplement the Current Report on Form 8-K that was filed by NCR with the Securities and Exchange Commission on January 10, 2014 (the “Original Filing”), which reported, among other things, the completion by NCR of its acquisition of Digital Insight Corporation (“Digital Insight”).

The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of December 2, 2013, by and among NCR, Fandango Holdings Corporation (“Holdings”), Delivery Acquisition Corporation, a wholly owned subsidiary of NCR (“Merger Sub”), and Thoma Bravo, LLC (“Thoma Bravo”) in its capacity as stockholder representative. Digital Insight is a wholly owned subsidiary of Holdings and, in the acquisition, Merger Sub was merged with and into Holdings, with Holdings as the surviving corporation. As a result, Holdings and Digital Insight became wholly owned subsidiaries of NCR.

This Amendment No. 1 supplements Item 9.01 of the Original Filing to include the historical financial statements of Digital Insight and Holdings, and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S‑X in connection with the acquisition of Digital Insight.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements are filed as exhibits hereto and incorporated by reference herein:

The historical audited financial statements of Digital Insight, as of and for the years ended July 31, 2013 and 2012, are attached hereto as Exhibit 99.1.

The historical unaudited condensed consolidated financial statements of Holdings, as of and for the three months ended October 31, 2013 and 2012, are attached hereto as Exhibit 99.2.

Holdings was formed on June 28, 2013 as an affiliated entity of Thoma Bravo. On August 1, 2013, Digital Insight was acquired from Intuit, Inc. (“Intuit”) by affiliates of Thoma Bravo and became a subsidiary of Holdings (the “Thoma Bravo Acquisition”). Financial statements for Holdings were not prepared for periods prior to the Thoma Bravo Acquisition. Periods prior to August 1, 2013 reflect the operating company level financial position, results of operations and changes in financial position of Digital Insight prior to the Thoma Bravo Acquisition, and periods after August 1, 2013 reflect the holding company level consolidated financial position, results of operations and changes in financial position of Holdings.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the year ended December 31, 2012 and as of and for the nine months ended September 30, 2013, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(c) Exhibits.

The following exhibits are attached to this current report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited financial statements of Digital Insight Corporation as of and for the years ended July 31, 2013 and 2012

99.2	Unaudited condensed consolidated financial statements of Fandango Holdings Corporation as of and for the three months ended October 31, 2013 and 2012

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2012 and as of and for the nine months ended September 30, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: March 20, 2014

EXHIBIT INDEX

23.1	Consent of Independent Auditors

99.1	Audited financial statements of Digital Insight Corporation as of and for the years ended July 31, 2013 and 2012

99.2	Unaudited condensed consolidated financial statements of Fandango Holdings Corporation as of and for the three months ended October 31, 2013 and 2012

99.3	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2012 and as of and for the nine months ended September 30, 2013